CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 76 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated January 20, 2000, relating to the financial statements and financial highlights appearing in the December 31, 1999 Annual Reports to Shareholders of Global Bond Fund, International Bond Fund, Emerging Markets Bond Fund (three of the funds comprising T. Rowe Price International Funds, Inc.), and International Stock Portfolio (comprising T. Rowe Price International Series, Inc.), which are incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Baltimore, Maryland
March 23, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 76 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated November 17, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Reports to Shareholders of International Stock Fund, International Discovery Fund, International Growth & Income Fund, European Stock Fund, Japan Fund, New Asia Fund, Latin America Fund, Emerging Markets Stock Fund, Global Stock Fund (nine of the funds comprising T. Rowe Price International Funds, Inc.), and Foreign Equity Fund (comprising Institutional International Funds, Inc.) which are incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Baltimore, Maryland
March 23, 2000